                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 15, 1998


                      PROFFITT'S CREDIT CARD MASTER TRUST
                      -----------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




      NOT APPLICABLE          333-28811-01         NOT APPLICABLE
      --------------          ------------         ------------------
      (STATE OR OTHER         (COMMISSION          (IRS EMPLOYER
      JURISDICTION OF         FILE NUMBER)         IDENTIFICATION NO.)
      INCORPORATION)

                  P.O. BOX 20080, JACKSON, MISSISSIPPI  39289
              ---------------------------------------------------
         (ADDRESSES OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                (601) 968-4400
                 ---------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.   OTHER EVENTS.
------    ------------

     Proffitt's, Inc., as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of June 1998, to the Series 1997-2 Certificateholders on July 15, 1998.

     Proffitt's, Inc., as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of June 1998, to the Series 1998-1 Certificateholders on July 15, 1998.

     Proffitt's, Inc., as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of June 1998, to the Series 1998-2 Certificateholders on July 15, 1998.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.
------    -------------------------------------------------------------------

     (c)    Exhibits.

            The following exhibits are filed herewith:

     Exhibit No.          Description
     -----------          -----------
     99.1                 Series 1997-2 Monthly Certificateholders' Statement
                          for the month of June 1998

     99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of June 1998

     99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of June 1988

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               PROFFITT'S, INC., AS SERVICER UNDER THE
                               PROFFITT'S CREDIT CARD MASTER TRUST
                               (Registrant)



                               /s/ Douglas E. Coltharp
                               --------------------------
                               Douglas E. Coltharp
                               Executive Vice President and
                               Chief Financial Officer



Date:  July 15, 1998

                               INDEX TO EXHIBITS
                               -----------------


       Exhibit
       -------
         99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of June 1998

         99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of June 1998

         99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of June 1998